Other current assets	9 Months Ended
Sep. 30, 2022
Other current assets.
Other current assets

12.Other current assets

The decrease of €1.1 million in other current assets as at September 30, 2022 is mainly due to the partial decrease in the advance payment of €1.1 million for Directors & Officers insurance following the initial public offering in the United States.